Sanders Morris Harris
3rd Annual Investor’s Growth
Conference
INX Inc.
Nasdaq: INXI
www.INXI.com
November 8, 2007
Jim Long
Chairman & CEO

This presentation contains “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, including future operating results expectations.
Statements associated with words such as “anticipate,” “believe,” “expect,” “hope,”
“should,” “target,” “will” or other similar words are forward-looking statements.
These projections and other forward-looking statements are only projections.  Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing.
Numerous of these factors are set forth in our 2006 Form 10-K, which we urge you to read.
All financial results shown are for continuing operations unless otherwise noted
Forward-Looking Statements

$44
$71
$107
$156
$110
$151
2003
2004
2005
2006
9 Mos '06
9 Mos '07

INX is a provider of Cisco-centric network solutions, including
IP Telephony, Network Security, Network Storage, Wireless
Connectivity and Unified Communications,
to enterprise organizations
Cisco is the leading manufacturer of enterprise-class
telephone systems and INX is the only pure-play
publicly traded company focused on
providing Cisco-centric solutions
Revenue in millions
 Overview - INX Inc.  (Nasdaq: INXI)

NASDAQ: INXI

Shares Outstanding: ~7.5MM

Float: ~5.5MM

Diluted shares:  ~8.3MM

90-day avg. volume:  ~61,000

Headquarters:  Houston, Texas

Profitable, with 3-year compound annual
     growth rate of revenue of 53%

YTD 2007 (9 mos.): reflects record
     revenue, record operating income,
     record EPS

YTD 2007 (9 mos.):  37% revenue growth;
     158% operating income growth; 233%
     growth of EPS from continuing operations

Expect continued growth in revenue and
     EPS

Strong balance sheet
 Overview - INX Inc.  (Nasdaq: INXI)

Leading Player in a rapidly growing market

Significant growth opportunity within Cisco-centric solutions

Differentiated solutions and services driving high gross margins relative to other industry participants

Major opportunity to consolidate smaller operations and further accelerate growth

Improving operating margins as scale and efficiencies continue to be realized

Experienced management team with a proven track record of delivering organic growth and successfully integrating acquisitions
INX Investment Highlights

Jim Long - Chairman & CEO - founded the company in 1982

Mark Hilz - President & COO - experience as CEO of larger public company;
      acquisitions experience;  served on INX board prior to joining management in July
      2000

Brian Fontana - CFO - since January 2005;  experience as CFO with multiple larger public companies; acquisitions experience

Ex-Cisco management:  VP of Sales;  VP of Federal;  VP of managed services business
Management

Industry Overview

IP Telephony / VoIP is rapidly displacing traditional business telephone systems, but currently only represents only ~ 25%-30% of shipments;  market expected to grow at 20%-25% per year over next several years

Use of VoIP driving requirement to upgrade networks for “Quality of Service”

Increasing use of video over Internet and corporate networks is driving increased network bandwidth requirements

Cisco will benefit from network upgrades because of their dominant market share in enterprise network infrastructure

Data center virtualization will drive increased enterprise network traffic, need for increased bandwidth, network security and reliability, network-attached storage and SAN technology
Industry - The Big Picture

   78%  of enterprises plan to migrate to IP Telephony technology

   Less than 14% were “fully deployed”

   Only 62% are expected to be fully deployed by 2011
Forrester’s Business Technographics - March 2006:
“IP line shipments currently represent only around 25%-30% of total shipments worldwide…”
“…we believe an inflection point may be reached late 2008 or 2009, with IP lines leading enterprise telephony by the end of the decade…”
“IDC estimates the addressable market may grow from $7.5B in 2006 to
$14.3B in 2011, and we believe the enterprise IP telephony market will grow at a 20%-25% CAGR over the next few years.”
Lehman Brothers Equity Research - July 2007:
Industry:  Mass Adoption Of IP Telephony
  By Enterprises Is Just Beginning

“The 12-month forward outlook for corporate network spending looks positive:
69% of respondents surveyed expect to increase their spending in networking over the next 12 months…”
“55% of respondents…expect to increase spending with Cisco over the next 12 months”
“WAN acceleration:  Riverbed and Cisco key beneficiaries of CIO spending focus”
“71% of respondents expect to deploy WAN acceleration equipment over the next
12 months.”
Goldman Sachs Global Investment Research - August 15, 2007:
Industry:  Network Spending
   By Enterprises Remains Strong

INX Overview

Voice / Video
Wireless Access
Storage
Collaboration
 Security
Demand For INX Services
Routing & Switching
Enterprise organizations are realizing that
the IP network is rapidly becoming the
platform for all forms of communications,
while at the same time the network is
becoming more complex.  INX is benefiting
from this trend.
Virtualization
Increasing IP Network Importance & Complexity
   Drives Demand For INX Solutions

Schlumberger

HALLIBURTON

Neiman Marcus

Reliant Energy

Four Seasons Hotels and Resorts

SAMSUNG

CHASE

Apache Corporation

GENERAL DYNAMICS Strength On Your Side

STAUBACH A World of Real Estate Knowledge

Alaska Airlines / Horizon Air

IBM

EDS

Qwest Spirit of Service

verizon

INX

Corporate
Contractor to Other Cisco Partners
Blue Chip Customer Base (page 1 of 2)

TEXAS LOTTERY

Dallas Independent School District

Austin Independent School District

UNIVERSITY OF OREGON

THE UNIVERSITY of TEXAS

INX

Education
Government
Blue Chip Customer Base (page 2 of 2)

1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2005
2006

Number of individual customers serviced
      grew 32% to 1,525 in 2006

Average revenue per customer grew by 9.7%
      in 2006

We expect to add customers as we gain
      market share and expand geographically

Increasing average customer size is a factor
      in our ability to continue to grow at above
      industry growth rates

As we become more of a “national”
      organization we believe our ability to win
      larger-sized customers will be enhanced
1,151
1,525
Increasing Number and Size of Customers

Continue to grow size and number of clients

Continue to expand geographically

Increase margins by increasing percentage of services and drive further operational leverage

Continue to make strategic acquisitions

Continue to expand into complementary technology markets
     (e.g. storage, security)
Significant opportunity for INX without any major change in
strategy
Growth Strategies

    5 markets 2 years ago
    10 new markets added in ’05 & ’06
    New England added 8/31/07
    Insignificant presence today
Our Recent Geographic Expansion -
   Recent 3x Growth Of Markets Served
Houston
 Metairie
San Antonio
Austin
Dallas
El Paso
Albuquerque
Los Angeles
Eugene
Portland
Seattle
Washington
Tampa
New York
Boise
Our recent geographic expansion is a
long-term growth driver that increased
expenses in late 2005 & 2006.  We expanded
from 5 markets to 15 markets in less than 2
years starting in mid-2005.  As newer markets
continue to grow we expect leverage of
operating expenses and improvement in
operating profit margin
Combination of acquisitions and green-field startups

Acquisitions

2006 Full Year Results			YTD 2007 (9 mos.)		
	Rev.	Oper. Profit $	Oper. Profit %	Rev.	Oper. Profit $	Oper. Profit %
"Mature" offices	$ 99.0	$ 8.1	8.2%	$ 91.2	$ 6.4	7.0%
'05-'06 acquisitions	$ 53.0	$ 3.8	7.2%	$ 51.6	$ 4.8	9.3%

INX

4 acquisitions over past 4 years (all more than 1 year ago) + Boston on 8/31/07

All acquisitions have been successful and accretive

We add value to acquired operations due to our stronger balance sheet, industry focus and expertise, increased purchasing power, and relationship with Cisco

We expect to do more acquisitions of two basic categories:

  Regional Cisco-focused solutions provider organizations: geographic expansion

  To strengthen newer “practice areas” such as (i) network storage, (ii) network security, and (iii) remote monitoring and managed services

Both “mature” market offices and the ’05-’06 acquisitions are producing reasonable and similar levels of operating profit margin contribution at approximately 7%-9% of revenue, which we expect to improve slightly over time to the upper end of such range
Acquisitions

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2005
2006
YTD 06
YTD 07

In mid-2005 we acquired two businesses
      - Network Architects and InfoGroup
      Northwest

57% y/y revenue growth for 2006
      compared to pro-forma 2005 revenue

28% y/y revenue growth YTD 2007

This is organic growth
$29.3
$46.1
*  Dollars in millions.  “Pre-acquisition revenue” reflects
estimated revenue for the acquired operations for the
period in 2005 prior to the acquisition in order to provide a meaningful year-over-year comparison.
$33.6
$43.1
Pre-acquisition revenue
Our 2005 Acquisitions Delivered
  Substantial Revenue Growth

$4.2
$10.2
*  Dollars in millions.  “Pre-acquisition revenue” reflects
estimated revenue for the acquired operations for the
period prior to the acquisition in order to provide a
meaningful year-over-year comparison.  YTD is 9 mos.

In February 2006 we acquired Datatran, in
      Los Angeles, CA

143% y/y revenue growth YTD 2007

This is organic growth
Post-acquisition revenue
Pre-acquisition revenue
Our 2006 Acquisition
   Delivered Strong Revenue Growth

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
YTD-06
YTD-07

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
YTD-06
YTD-07

$1.6
4.3%
$5.3
Operating Profit
Contribution Margin %
Operating Profit
Contribution $
231%
Growth
10.0%
Note:  “Operating Profit Contribution” for a business unit is the direct operating profit from such business unit without any allocation of “corporate” costs to the business unit
*  YTD is 9 months ended 9/30/2007
Profitability Improving For Our ’05-’06 Acquisitions
  Due To Revenue Growth and Improving Margin %

($ in '000s)	Digitial Precision	Network Architects	InfoGroup Northwest	Datatran
When acquired......................	Apr-03	May-05	Jun-05	Feb-06
Price paid at closing..............	$ 846	$ 4,365	$ 2,523	$ 1,547
Earnout paid after closing........	$ -	$ 1,642	$ 1,503	$ 536
Total purchase price..............	$ 846	$ 6,007	$ 4,026	$ 2,083
Operating profit contribution - post 4 full quarters...............	97	1,424	1,686	887
Price / post 4 full qtrs OPC.......	8.7	4.2	2.4	2.3
YTD '07 operating profit contributio	$ 1,910	$ 1,357	$ 2,358	$ 1,601
Price / annualized recent OPC...*	0.3	3.3	1.3	1.0

* “recent” annualized operating income based on recent YTD (9 mos.); unaudited results
Past Acquisitions Have Been Financially
  Successful And Accretive To Earnings

Headquartered in Boston;  serves customers throughout New England

Approximately $40 million in current annual revenue - 2x the largest acquisition to date

Adds another major region of the U.S. to our geographic coverage + adds substantially to our newer network storage practice area

Excellent customer base, including many large, household name enterprise accounts in their market, substantial portion of revenue is from repeat customers with relationships dating back 5-15 years or more; 83% of most recent year revenue was from repeat customers

Excellent relationship with Cisco, with excellent reference from Cisco

Excellent relationship with Network Appliance, major network storage vendor
5th Acquisition -
  8/31/2007 Acquisition of Select, Inc.

Minimum Earn-Out	Maximum Earn-Out
Total initial enterprise value	$ 6,782	$ 6,782
Plus additional contingent "earn-out"	$ 600	$ 1,200
Total enterprise value	$ 7,382	$ 7,982
Assumed operating income in 1st 12 months	$ 1,760	$ 3,500
Enterprise value / forward 12-month operating income	4.19	2.28
Leverage: debt used / forward operating income	3.4	1.7

INX

(Dollars in thousands)
Valuation assuming earn-out being paid at minimum and maximum amounts based on forward 12-month operating income
Leverage used based on debt used to fund the transaction
8/31/2007 Acquisition of Select, Inc. -
   Analysis of Purchase Price and Leverage

Our pipeline of potential acquisitions has improved recently, which we believe is due in part to our consistent execution on high quality acquisition transactions to date, and the fact that the credit market turmoil has improved INX’s viability as an acquirer, as compared to some private-equity-backed and other leverage model acquirers

Currently in “active” discussions with approximately 8 target organizations, 5 of which have annual revenue between $10 million and $100 million and 3 of which have annual revenue greater than $100 million

All of these “active” discussions are at a stage of having executed a non-disclosure agreement, with recent dialog, with an expressed willingness by the target organization to do a transaction on some price/terms
Acquisitions Pipeline

Financial Overview

9 Months Ended		
	Sept 30, 2007	Sept 30, 2006	% Growth
Revenue	$ 151,368	$ 110,198	37.4%
Operating income	$ 2,348	$ 910	158.0%
Net income	$ 2,424	$ 499	385.8%
Diluted EPS from continuing oper.	$ 0.30	$ 0.09	233.3%

	Quarter Ended		
	Sept 30, 2007	Sept 30, 2006	% Growth
Revenue	$ 51,998	$ 45,244	14.9%
Operating income	$ 1,010	$ 717	40.9%
Net income	$ 1,024	$ 271	277.9%
Diluted EPS from continuing oper.	$ 0.12	$ 0.08	50.0%

INX

(Dollars in thousands, except EPS)
INX Inc.
  Recent Operating Results Highlights

9/30/2007	6/30/2007	3/31/2007	12/31/2006
Cash and cash equivalents,	$ 8,514	$ 7,826	$ 1,915	$ 1,795
Short term debt……………	$ 6,472	$ 37	$ 1,013	$ 4,609
Cash, net of debt…………	$ 2,042	$ 7,789	$ 902	$ (2,814)
Stockholder's equity………	$ 29,724	$ 25,531	$ 23,423	$ 22,384

(Dollars in thousands)

During 1H-07 net cash improved by $10.6 million, or $1.34 per diluted common share, entirely through operations, to $7.8 million, or $1.00 per diluted share;  debt was reduced to almost zero from $4.6 million

During Q3-07, used $6 million in debt to finance purchase of Select, Inc.
INX Inc.
  Balance Sheet Highlights

CISCO SYSTEMS

EMPOWERING THE INTERNET GENERATION

INX

Mass implementation of VoIP technology, storage moving to
      the network, video over IP, virtualization of data center by enterprises should drive industry growth

IP communications is a multi-billion dollar, rapidly growing market

Cisco is gaining market share in IP telephony; recently raised guidance for future growth

INX is the only pure play public company focused on
      delivering Cisco IP communications solutions

Excellent track record of executing on acquisitions; growing pipeline of potential acquisition candidates

Expected revenue growth + expected improving operating
      profit margin %  = expected improved shareholder value
Summary